Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
7.	SUBSEQUENT EVENTS

Employee Retirement Plan

The Company created MAIA's 401(k) plan (the“Plan”), which became effective on October 1, 2022. All employees who have attained the age of 21 are eligible to participate in the Plan as the first entry date, as defined, following the employment date. Each eligible employee can contribute a percentage of compensation up to a maximum of the statutory limits per year. The Company will make a “safe harbor” matching contribution and deferrals will be determined on an annual basis.

11.	SUBSEQUENT EVENTS

Exercise of MAIA Warrants

During January 2022, 61,111 warrants were exercised, resulting in a total of 61,111 shares of MAIA common stock issued for proceeds of approximately $110,000.

Extension of MAIA Warrant Exercise Periods

In January 2022, the Company and certain warrant holders executed waivers related to the acceptance and approval of an amendment to the holders' warrant agreements originally issued between May 6, 2020 and February 26, 2021 in connection with the Company's issuance of convertible notes. The amendment will remove the IPO expiration provision from the warrant agreements, and the warrants shall only be exercisable, in whole or in part, during the exercise period ending on earliest to occur of: (a) various dates in 2028 as stated within the warrant agreements; or (b) immediately prior to the closing of a change of control.

Sales of MAIA Common Stock

During January and February 2022, the Company sold 263,729 shares of common stock at $9.00 per share for gross proceeds of $2,373,561 before transaction costs and expenses.

MAIA Option Exercises

In February 2022, two employees exercised a total of 26,500 stock options, resulting in proceeds of $47,700.

MAIA Option Grants

During March 2022, the Company issued 102,792 stock options to employees and consultants, with a weighted average exercise price of $9.00 per share.